Exhibit 99.1

ASSET PURCHASE AGREEMENT

among

WARNING MANAGEMENT SERVICES, INC.
A New York Corporation

and

THE SOLVIS GROUP, INC.
A Nevada Corporation

Dated as of April 1, 2007

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”) is made this 1st day of April, 2007, by and between The Solvis Group, Inc., a Nevada corporation, “Seller” and Warning Management Services, Inc., a New York corporation (“Buyer”).

R E C I T A L S:

WHEREAS, Seller is the owner of the tangible and intangible assets associated or used in connection with the operation of the Seller’s imaging business, including ColorBlind® software, Photomotion Images™, and other graphics products and services (the “Assets”); and

WHEREAS, Seller desires to sell and transfer certain the Assets; and

WHEREAS, the Buyer desires to acquire those Assets of the Seller, upon and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

                                              ARTICLE I
PURCHASE AND SALE OF ASSETS AND PROPERTY

1.1 Assets of Seller to be Transferred to Buyer. On the Closing Date (as defined in Article VIII hereof), and subject to the terms and conditions set forth in this Agreement, Buyer agrees to purchase, accept, and acquire from Seller, and Seller agrees to sell, transfer, assign, convey, and deliver to Buyer, all right, title and interest of Seller in and to the Assets of Seller. The Purchased Assets consist of all of the business assets, domain names, copyrights, patents, source codes, tangible property, contract rights, intellectual property, intangible property, including all customer contracts, customer lists, and all other tangibles and intangibles related to Seller’s imaging business as defined above. Exhibit 1 sets forth the list of all of the Assets, a description thereof, the contracts related thereto, and the rights thereof. Exhibit 2 sets forth a valuation of the Assets obtained by the Sellers.

1.2 Intent of the Parties. Although the exhibits and the schedules to this Agreement are intended to be complete, to the extent any of the Assets otherwise necessary for the ownership and use of the Assets are not properly itemized or do not appear on the applicable exhibits where required, then, unless this Agreement otherwise provides directly for Buyer to provide for or obtain such Assets in a different way, the general language of Section 1.1 shall govern and such Assets shall nonetheless be deemed transferred to Buyer at the Closing.

ARTICLE II
NO ASSUMED LIABILITIES

2.1 The Buyer shall have no obligation to assume and shall not assume any liabilities of the Seller except written contractual liabilities contained in the Assets.

ARTICLE III
PURCHASE PRICE AND PAYMENT

3.1 As consideration for the Assets, Buyer shall pay to Seller the amount of twenty-five thousand dollars ($25,000.00) in the form of a one (1) year promissory note in the amount of $25,000.00, which is incorporated into this Agreement as Exhibit 3.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS  OF THE SELLERS

Seller represents and warrants to Buyer as follows:

4.1 Organization and Capitalization of Sellers. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement, is duly qualified or licensed to do business and is in good standing as a foreign corporation in California or jurisdictions which the conduct of such business requires such qualification and which the failure to be so qualified or licensed would have a material adverse effect on the business of the Seller.

4.2 Authorization of Agreement. Seller has all requisite corporate or individual power and authority to execute and deliver this Agreement and to perform their obligations hereunder. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate or individual action and (b) will not violate its charter or bylaws (or similar document of entity governance) or any order, writ, injunction, decree, statute, rule or regulations applicable to them or any of their properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Sellers. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Seller in connection herewith constitute the valid and legally binding obligations of the Seller enforceable against them, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors’ rights generally.

4.3 Consents. Except as set forth on Exhibit 4.3, no consent of, approval by, order or authorization of, or registration, declaration or filing by Seller with any court or any governmental or regulatory agency or authority having jurisdiction over Seller or any of its property or assets or any other person is required on the part of Seller in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Seller or the operation of its business after the Closing.

4.4 Title to Purchased Assets. The Seller has and will transfer to Buyer at Closing good and marketable title to all of the Assets that are being sold to Buyer under this Agreement, free and clear of all liens, claims, charges, encumbrances, restrictions or security interests. Seller is not a party to any contract or obligation whereby there has been granted to anyone an absolute or contingent right to purchase, obtain or acquire any rights in the Assets.

4.5 Litigation. There is no suit, claim, arbitration, investigation, action or proceeding entered against, now pending or, to the Seller’s knowledge, threatened against any of the Assets, before any court, arbitration, administrative or regulatory body or any governmental agency. No litigation is pending, or, to Seller’s knowledge, threatened, against Seller, or its assets or properties, that seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. The Seller is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against it or that would affect the Assets. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against the Seller or the Assets.

4.6 Valuation of the Purchased Assets. The Valuation of the Purchased Assets provided by the Sellers set forth in Exhibit 4.6 properly reflects the value of the Purchased Assets.

4.7 No Default. Seller is not in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of Seller, and there has been no default in any material obligation to be performed by Seller under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has Seller waived any material right under any such contract, lease, agreement, commitment or undertaking.

4.8 Absence of Change. The Seller has no knowledge of any present or future condition or state of facts or circumstances that would materially and adversely affect the Assets.

4.9 Disclosure. No representation or warranty of the Seller contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

4.10 No Brokerage Commission. No broker or finder has acted for the Seller in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder’s fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Seller.

4.11 Contracts and Leases. Seller (i) has no leases or contracts of personal property, written or oral, relating to the Assets, whether as lessor or lessee, obligor or obligee; (ii) has no contractual or other obligations relating to the Assets, whether written or oral; and (iii) has not given any power of attorney to any person or organization for any purpose relating to the Assets. Neither the signing nor execution of this Agreement, nor the consummation of all or any of the transactions contemplated under this Agreement, will constitute a breach or default under any contract, lease or other document.

4.12 Transfer Taxes. All transfer, documentary, sales, use, registration, and other similar taxes and related fees (including any penalties, interest, and additions to tax (“Transfer Taxes”), if any, arising out of or in connection with this Agreement shall be payable by Seller. The party that is legally required to file a tax return relating to Transfer Taxes shall be responsible for preparing and timely filing such tax return. Buyer and Seller shall have the right to review and comment on each such tax return and no such tax return will be filed without the prior written consent to both Buyer and Seller, which consent shall not be unreasonably withheld or delayed.

4.14. Use of Trade Names. The Assets include a number of associated trade names and/or trademarks, including, but not limited to ColorBlind and Photomotion Images. Seller hereby affirms that Buyer is authorized to use said trade names and any derivatives thereof for its marketing efforts.

4.15. Non-compete. Seller agrees that, until the second anniversary of the date of this Agreement (the “restricted Period”), its officers, directors, and affiliates will not directly or indirectly provide similar products or services of the type represented by the Assets.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants to Sellers as follows:

5.1 Organization and Capitalization of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement, is duly qualified or licensed to do business and is in good standing as a foreign corporation in all states or jurisdictions that the conduct of such business requires such qualification and that the failure to be so qualified or licensed would have a material adverse effect on the business of the Buyer.

5.2 Authorization of Agreement. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Buyer of this Agreement and the performance by Buyer of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Buyer. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Buyer in connection herewith constitute the valid and legally binding obligations of the Buyer enforceable against it, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors’ rights generally.

5.3 No Brokerage Commission. No broker or finder has acted for the Buyer in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder’s fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Buyer.

5.4 Litigation. No litigation is pending, or, to Buyer’s knowledge, threatened, against the Buyer, or its assets or properties, that seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. The Buyer is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against it or that would affect the Purchased Assets. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against Buyer or any of its assets or properties.

ARTICLE VI
CONDITIONS TO CLOSING

6.1 Conditions to the Obligations of Sellers. The obligations of the Sellers to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by the Seller for purposes of consummating such transaction.

(a)	The representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects on the Closing Date;

(b)	Buyer shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with on or prior to the Closing Date;

(c)
The Seller shall have received a corporate resolution of the Board of Directors of the Buyer that authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party.

(d)
No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Buyer.

6.2 Conditions to the Obligations of Buyer. The obligations of the Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Seller for purposes of consummating such transaction.

(a) The representations and warranties of the Sellers set forth herein shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on the Closing Date;

(b) Seller shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by Seller on or prior to the Closing;

(c) The Buyer shall have received a corporate resolution of the Board of Directors of the Seller that authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party.

(d) Seller shall have delivered to Buyer all bills of sale and other instruments of assignment, transfer and conveyance necessary to transfer to Buyer good and marketable title to the Assets;

(e) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Seller.

ARTICLE VII
THE CLOSING

7.1 The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place on October 1, 2006 (the "Closing Date"), at the offices of Seller, at 6185 Paseo Del Norte, Carlsbad, CA 92011, or at such other time and place as agreed upon among the parties hereto.

ARTICLE VIII
INDEMNIFICATION

8.1 Indemnification from the Seller. The Seller agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, shareholders, employees, agents, affiliates, and assigns harmless at all times after the date of this Agreement, from and against and in respect of, any liability, claim, deficiency, loss, damage, penalty or injury, and all reasonable costs and expenses (including reasonable attorneys’ fees and costs of any suit related thereto) suffered or incurred by Buyer arising from (a) any misrepresentation by, or breach of any covenant or warranty of Seller contained in this Agreement, or any exhibit or schedule, certificate, or other instrument furnished or to be furnished by Seller hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful) that if true would be such a misrepresentation or breach; (b) any nonfulfillment of any agreement on the part of Seller under this Agreement, or from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to Buyer hereunder; and (c) any suit, action, proceeding, claim or investigation, pending or threatened against or affecting Buyer that arises from, that arose from, or that is based upon or pertaining to Seller’ conduct or operation of the business of the Seller or Seller’ ownership, possession or use of the Assets and employment of employees, and any other matter or state of facts relating to the transactions contemplated herein existing prior to Closing.

8.2 Indemnification from the Buyer. The Buyer agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller, its officers, directors, shareholders, employees, agents, affiliates and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys’ fees and costs of any suit related thereto) suffered or incurred by Seller, from (a) any misrepresentation by, or breach of any covenant or warranty of, the Buyer contained in this Agreement or any exhibit or schedule, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful), that if true, would be such a misrepresentation or breach; and (b) any nonfulfillment of any agreement on the part of Buyer under this Agreement, or from any misrepresentation in or omission from, any certificate or other agreement or instrument furnished or to be furnished to Seller hereunder; and (c) any suit, action, proceeding, claim or investigation, pending or threatened against or affecting Seller that arises from, that arose from, or that is based upon or pertaining to Buyer’ conduct or operation of the business of the Buyer or Buyer’ ownership, possession or use of the Assets and employment of employees, and any other matter or state of facts relating to the transactions contemplated herein existing prior to Closing.

8.3 Defense of Claims. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to such indemnified party that this Agreement applies with respect to such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

8.4 Default of Indemnification Obligation. If an entity or individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual’s or entities’ absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys’ fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

ARTICLE IX
MISCELLANEOUS

9.1 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

(a)	If to Buyer:

John Capezzuto, COO
Warning Management Services, Inc.
1520 South Lewis Street
Anaheim, CA 92805
Fax: (714) 300-0507

With a copy to:

Owen Naccarato, Esq.
18301 Von Karman Ave
Suite 430
Irvine, CA 92612
Fax: (949) 851 9262

(b) If to the Seller:

Eric W. Gaer, CEO
The Solvis Group, Inc.
6185 Paseo del Norte
Suite 200A
Carlsbad, CA 92011
Fax: (760) 930 9531

With a copy to:

Owen Naccarato, Esq.
18301 Von Karman Ave
Suite 430
Irvine, CA 92612
Fax: (949) 851 9262

All notices and communications shall be deemed to have been duly given: at the time that they are delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

9.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.3 Counterparts and Facsimiles. This Agreement may be executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

9.4 Section Headings. The section headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

9.5 Entire Agreement. This Agreement, the documents to be executed hereunder and the exhibits and schedules attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

9.6 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

9.7 Survival. The respective representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing for the maximum period allowed by law.

9.8 Public Announcements. The parties hereto agree that prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and the parties shall exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

9.9 Gender. All personal pronouns used in this Agreement shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

9.10 Choice of Law. This agreement and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of California. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Orange County, State of California. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which, the prevailing party may be entitled. In such event, no action shall be entertained by said court or any court of competent jurisdiction if filed more than one year subsequent to the date the cause(s) of action actually accrued regardless of whether damages were otherwise as of said time calculable.

9.11 Costs and Expenses. All expenses incurred by the parties hereto in connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the transactions contemplated hereby shall be borne solely and entirely by the party that has incurred the same.
9.12 Further Assurances. Each party covenants that at any time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

9.13  Exhibits Not Attached. Any exhibits or schedules not attached hereto on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

9.14 Attorney Fees. If any legal action or other proceeding is brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys fees and other costs incurred in the action or proceeding, in addition to any other relief to which the prevailing party may be entitled.

9.17  Acknowledgement and Waiver. Naccarato & Associates has explained to each of the undersigned that present and conflicting interests may exist in reviewing this Agreement; and Naccarato & Associates has informed each of the parties of the nature and possible consequences of these conflicts. The parties hereby assert that each of them understand that they have the right to seek independent counsel before executing this Agreement or at any future time. Each of the undersigned nevertheless desires representation by Naccarato & Associates, and therefore consents and fives approval for such representation. The parties further release Naccarato & Associates from any and all liability and further agree to indemnify and defend Naccarato & Associates from all suits, judgments, arbitration awards and the like resulting from its representation of each of our interests and specifically involving the disclosed potential conflict of interest.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.

SELLER:  The Solvis Group, Inc., a Nevada corporation

By  _/s/ Eric W. Gaer_________________________
Print name Eric W. Gaer
It’s  Chief Executive Officer

BUYER:  Warning Management Services, Inc., a New York corporation

By  _/s/ John Capezzuto   ______________________
Print name John Capezzuto
Its  Chief Operating Officer